UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2009
ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 641-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Not Applicable
(Former name or former address, if changed since last report)

Section 5 — Corporate Governance and Management
Item 5.03 Amendment to Articles of Incorporation or By-laws
On July 15, 2009, the ITT Corporation Board of Directors approved an amendment to the Company’s By-laws, effective on such date, by adding Section 2.13, which provides that the Corporation has elected to opt out of Indiana Code Section 23-1-33-6 (c). As recently amended, Indiana Code Section 23-1-33-6 (c) requires Indiana corporations to stagger the terms of director elections unless a corporation adopts a By-law amendment no later than July 31, 2009 electing not to be governed thereby. By opting out of this amended statute, the Corporation’s directors will continue to be elected annually.
A copy of the Company’s amended By-laws is attached herewith as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment of the By-laws of ITT Corporation, as adopted July 15, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
By:	/Kathleen S. Stolar/
Kathleen S. Stolar

Its:	Vice President, Secretary
and Associate General Counsel

Date: July 15, 2009

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